UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 3, 2010

SkyWest, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

4444 South River Road
St. George, Utah	84790
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (435) 634-3000

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 4, 2010, SkyWest, Inc. (“SkyWest”) issued a press release announcing its execution of an Agreement and Plan of Merger (the “Merger Agreement”), dated August 3, 2010, by and between SkyWest, Express Delaware Merger Co., an indirect, wholly-owned subsidiary of SkyWest (“SkyWest Subsidiary”), and ExpressJet Holdings, Inc. (“ExpressJet”), pursuant to which SkyWest proposes to acquire ExpressJet, through a merger between SkyWest Subsidiary and ExpressJet, and the stockholders of ExpressJet will receive $6.75 per share in cash for each of the issued and outstanding shares of common stock of ExpressJet (collectively, the “Merger”).  The press release announcing the Merger is attached as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.

Additional Information Regarding the Transaction

This announcement is neither an offer to purchase nor a solicitation of an offer to sell shares of SkyWest or ExpressJet.  If any such offer is commenced by SkyWest, SkyWest will file and deliver all forms, notices and documents required under state and federal law.  This announcement does not constitute a solicitation of any vote or approval.

In connection with the proposed transaction ExpressJet has agreed to file with the Securities and Exchange Commission (“SEC”) a proxy statement.  SkyWest and ExpressJet also plan to file other documents with the SEC regarding the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about SkyWest and ExpressJet, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

SkyWest and ExpressJet and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ExpressJet stockholders in connection with the proposed transaction.  Information about the directors and executive officers of ExpressJet is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 2, 2010.  Information about the directors and executive officers of SkyWest is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on March 12, 2010. These documents can be obtained free of charge from the sources indicated above.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Safe Harbor for Forward-Looking Statements

In addition to historical information, this Current Report contains forward-looking statements.  SkyWest may, from time-to-time, make written or oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements encompass SkyWest’s beliefs, expectations, hopes or intentions regarding future events.  Words such as “expects,” “intends,” “believes,” “anticipates,” “should,” “likely” and similar expressions identify forward-looking statements.  All forward-looking statements included in this Current Report are made as of the date hereof and are based on information available to SkyWest as of such date.  SkyWest assumes no obligation to update any forward-looking statement.  Readers should note that many factors could affect the proposed combination of the companies, as well as the future operating and financial results of SkyWest, Atlantic Southeast and ExpressJet, and could cause actual results to vary materially from those expressed in forward-looking statements set forth in this Current Report.  These factors include, but are not limited to, the risk that the transaction contemplated by the Merger Agreement will not close; the risk that, if the proposed transaction does close, the operations of Atlantic Southeast and ExpressJet will not be integrated successfully or at all; the parties’ ability to obtain regulatory approvals necessary to complete the proposed transaction and implement Atlantic Southeast’s intended business strategy; the ability of the combined company to realize potential synergies and other anticipated financial impacts of the proposed transaction; future financial and operating results of the combined company; approval of the proposed transaction by ExpressJet stockholders; the satisfaction of the closing conditions to the proposed transaction; and the timing of the completion of the proposed transaction.

Actual operational and financial results of SkyWest, Atlantic Southeast and ExpressJet will vary, and may vary materially, from those anticipated, estimated, projected or expected for a number of reasons, including, among those identified above: the challenges of competing successfully in a highly competitive and rapidly changing industry; developments associated with fluctuations in the economy and the demand for air travel; ongoing negotiations between SkyWest, Atlantic Southeast and ExpressJet and their major partners regarding their contractual relationships; the financial stability of those major partners regarding any impact on the contracts that SkyWest, Atlantic Southeast or ExpressJet operates under in their behalf; the resolution of current litigation with a major airline partner of SkyWest and Atlantic Southeast; variations in market and economic conditions; labor relationships; the impact of global instability; rapidly fluctuating fuel costs; the degree and nature of competition; potential fuel shortages; the impact of weather-related or other natural disasters on air travel and airline costs; aircraft deliveries; and other unanticipated factors.  Risk factors, cautionary statements and other conditions which could cause actual results to differ from management’s current expectations are contained in SkyWest’s filings with the SEC, including the section of SkyWest’s Annual Report on Form 10-K for the year ended December 31, 2009, entitled “Risk Factors.”  All subsequent forward-looking statements attributable to SkyWest or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 4, 2010, SkyWest issued a press release announcing its financial results for the quarter ended June 30, 2010.  The full text of SkyWest’s press release, together with related unaudited financial and operating highlights, is furnished herewith as Exhibit 99.2.

ITEM 7.01 — REGULATION FD DISCLOSURE

In connection with the announcement of the Merger, SkyWest released an internal memorandum from Bradford R. Holt, President and Chief Operating Officer of Atlantic Southeast Airlines, Inc. (“Atlantic Southeast”), a wholly-owned SkyWest subsidiary and the sole stockholder of SkyWest Subsidiary, to the employees of Atlantic Southeast addressing the Merger (the “Memorandum”).  The full text of the Memorandum is furnished herewith as Exhibit 99.3.  Atlantic Southeast also released materials to its employees addressing frequently asked questions in connection with the Merger, the full text of which is furnished herewith as Exhibit 99.4 (the “FAQ”).  SkyWest and Atlantic Southeast intend to use the Memorandum and FAQ attached to this Current Report in communications with their employees about the Merger and related items.  The information set forth in the Memorandum and FAQ is summary information that is intended to be considered in the context of SkyWest’s filings with the SEC and other public announcements that SkyWest may make, from time to time, by press release or otherwise.  SkyWest undertakes no duty or obligation to publicly update the information contained in this Current Report, although it may do so from time to time as it determines necessary.  Any updates may be made through the filing of other reports with the SEC, through press releases, or by other public disclosures.  Actual results will differ, and may differ materially, from anticipated results.  Financial estimates and projections are subject to change and are not intended to be relied upon as predictions of future operating or financial results or financial position, and SkyWest assumes no obligation to update or disclose revisions to those estimates and projections.  The information set forth in this Item 7.01 of this Current Report, and in the attached Exhibit 99.1, is qualified in all respects by, and subject in all respects to, the statements set forth in the “Safe Harbor for Forward-Looking Statements” section set forth above.

The information regarding SkyWest’s financial results for the quarter ended June 30, 2010 furnished under Item 2.02 above (including Exhibit 99.2) and the information furnished under Item 7.01 above (including Exhibits 99.3 and 99.4) is being furnished pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.  By filing this Current Report and furnishing this information, SkyWest makes no admission or statement as to the materiality of any information in this Item 7.01 of this Current Report or in the attached Exhibit 99.3 or 99.4 that is required to be disclosed solely by reason of Regulation FD.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

The following is filed as an exhibit to this report:

Exhibit Number	Title of Document	Location
99.1	Press release, dated August 4, 2010, regarding execution of Agreement and Plan of Merger	Attached
99.2	Press release, dated August 4, 2010, regarding financial results for the quarter ended June 30, 2010	Attached
99.3	Atlantic Southeast Airlines Internal Memorandum, dated August 4, 2010, by Bradford R. Holt, President and Chief Operating Officer	Attached
99.4	Employee FAQ, dated August 4, 2010, issued by Atlantic Southeast Airlines to its employees	Attached

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkyWest, Inc.

Dated: August 4, 2010	By	/s/ Bradford R. Rich
Bradford R. Rich, Executive Vice President,
Chief Financial Officer and Treasurer